                               AMENDMENT NO. 1 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF JANUARY 1, 2012
                                  (AGREEMENT)
                                    BETWEEN
                      METLIFE INVESTORS INSURANCE COMPANY
                                    (CEDENT)
                                      AND
                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of September 30, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Schedule B, Reinsurance Premiums, amends and, as amended, restates Schedule B, Reinsurance Premiums.

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       --------------------------------------

Name:  Roberto Baron
       --------------------------------------

Title: Vice President
       --------------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       --------------------------------------

Name:  Christopher Kremer
       --------------------------------------

Title: Vice President and Actuary
       --------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the ceded liabilities described in Article I paragraph B, for the Reinsured Contracts.

B.   Reinsured Contracts:

          VARIABLE ANNUITY CONTRACTS
          --------------------------

          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits and Earnings Preservation Benefits:
          --------------------------------------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00) Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup:
          Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB):
          Form 7019 (11/00)
          Enhanced Death Benefit II - Form MLI-640-1 (4/08) & Endorsement MLI-RMD (7/10)-E

          Guaranteed Minimum Income Benefits:
          -----------------------------------

          Guaranteed Minimum Income Benefit Plus: Form MLI-560-6 (11/10) Guaranteed Minimum Income Benefit Plus III: Endorsement MLI-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max III: Form MLI-560-4 (4/08), MLI-560-5 (09/10) MLI-560-9 (12/11) & Endorsement MLI-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max IV: Form MLI-560-4 (4/08), MLI-560-11 (8/12) & Endorsement MLI-RMD (7/10)-E

                                   SCHEDULE B

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                    REINSURANCE PREMIUM
     GMDB PROGRAM            CONTRACTS COVERED        (BASIS POINTS)
-----------------------   -----------------------   -------------------
 Principal Protection     All Reinsured Contracts          9.00

    Annual Step-up        All Reinsured Contracts         20.00

Greater of Annual Step-   All Reinsured Contracts         35.00
   Up and 5% Rollup

 Earnings Preservation    All Reinsured Contracts         25.00
        Benefit

    Enhanced Death        All Reinsured Contracts         60.00
      Benefit II              Issue Ages 0-69

    Enhanced Death        All Reinsured Contracts        115.00
      Benefit II             Issue Ages 70-75

B.   INCOME PROGRAM

                                                    REINSURANCE PREMIUM
    INCOME PROGRAM           CONTRACTS COVERED         (BASIS POINTS)
-----------------------   -----------------------   -------------------
   GMIB Plus & GMIB       All Reinsured Contracts        100.00
       Plus III

     GMIB Max III         All Reinsured Contracts        100.00

      GMIB Max IV         All Reinsured Contracts        100.00